UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8‑K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2018
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3911 Sorrento Valley Boulevard, Suite 110	92121
San Diego, CA	(Zip Code)
(Address of principal executive offices)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Reference is made to the Supplemental Indenture, dated as of February 20, 2018, entered into by Ligand Pharmaceuticals Incorporated (the “Company”) and Wilmington Trust, National Association, as trustee, which supplemented the Indenture, dated as of August 18, 2014, between the Company and Wilmington Trust, National Association (as further supplemented, the “Indenture”), which governs the Company’s 0.75% convertible senior notes due 2019 (the “2019 Notes”), as disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 22, 2018. The Company and Wilmington Trust, National Association entered into the Supplemental Indenture to conform the definition of “Daily Share Amount” in the Indenture to the correct definition in the offering memorandum, dated August 12, 2014. The Supplemental Indenture corrected a scrivener’s error in the conversion calculation and was entered into pursuant to Section 9.01(b) of the Indenture, which expressly permits amendments to the Indenture without consent of the noteholders to conform the terms of the Indenture or the 2019 Notes to the “Description of the Notes” section of the offering memorandum, which contained the correct conversion calculation. In addition, the correction conforms the calculation to the stated number of shares to be received upon conversion of the 2019 Notes that is stated in Section 10.01(a) of the Indenture, or a conversion rate initially equal to 13.3251 shares of common stock per $1,000 in principal amount of 2019 Notes. Notice of the Supplemental Indenture was provided to the holders of the 2019 Notes on March 8, 2018 in accordance with Section 9.04 of the Indenture.
On July 27, 2018, AG Oncon, LLC, AG Ofcon, Ltd., Calamos Market Neutral Income Fund, Capital Ventures International, Citadel Equity Fund Ltd., Opti Opportunity Master Fund, Polygon Convertible Opportunity Master Fund, Wolverine Flagship Fund Trading Limited, as plaintiffs, filed a complaint in the Court of Chancery of the State of Delaware (AG Oncon, LLC v. Ligand Pharmaceuticals Inc.) alleging that the Supplemental Indenture was made improperly and seeks, among other things, damages and a declaration that the Supplemental Indenture is invalid.
The Company believes the allegations are completely without merit, rejects all claims raised by the plaintiffs and intends to vigorously defend this matter.
The foregoing description of the Indenture, the 2019 Notes and the Supplemental Indenture is qualified in its entirety by reference to the Indenture (including the form of the 2019 Note), which is attached hereto as Exhibit 4.1, and the Supplemental Indenture, which is attached hereto as Exhibit 4.2, each of which are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
4.1
Indenture, dated as of August 18, 2014, between the Company and Wilmington Trust, National Association, as trustee, including the form of 0.75% Convertible Senior Notes due 2019 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 18, 2014)

4.2	Supplemental Indenture, dated as of February 20, 2018, between the Company and Wilmington Trust, National Association, as trustee

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED
Date: July 30, 2018	By: /s/ Charles Berkman Name: Charles Berkman Title: Senior Vice President, General Counsel and Secretary